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                                                                       EXHIBIT 1




                        OMEGA HEALTHCARE INVESTORS, INC.

                                 DEBT SECURITIES

                             Underwriting Agreement


                                               June 5, 1998


To the Representatives named in
     Schedule I hereto of the
     Underwriters named in Schedule II
     hereto

Ladies and Gentlemen:

         Omega Healthcare Investors, Inc., a Maryland corporation (the "COMPANY"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "UNDERWRITERS"), for whom you are acting as representatives (the "REPRESENTATIVES"), the principal amount of its debt securities identified in
Schedule I hereto (the "SECURITIES"), to be issued under the indenture specified in Schedule I hereto (the "INDENTURE") between the Company and NBD Bank (the "TRUSTEE"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

         The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "SECURITIES ACT"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to certain debt securities (the "SHELF SECURITIES") to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "REGISTRATION STATEMENT" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "BASIC PROSPECTUS". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "PROSPECTUS". If the Company has filed an abbreviated registration statement






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pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION
STATEMENT"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "PRELIMINARY PROSPECTUS") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

         The Company hereby agrees with the Underwriters as follows:

          1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in
Schedule I hereto plus accrued interest, if any, from the date specified in
Schedule I hereto to the date of payment and delivery.

          2. The Company understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities and
(ii) initially to offer the Securities upon the terms set forth in the Prospectus.

          3. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives, no later than noon the Business Day (as defined below) prior to the Closing Date (as defined below), on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the third Business Day (as defined below) thereafter, as you and the Company may agree in writing). As used herein, the term "BUSINESS DAY" means any day other than a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery




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with respect to the Designated Securities are referred to herein as the "CLOSING
DATE".

         Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of the Securities of one or more global notes (the "GLOBAL NOTE") representing the Securities, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representatives at the office of J.P. Morgan Securities Inc. at the address set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

           4. The Company represents and warrants to and agrees with each Underwriter that as of the date hereof and as of the Closing Date:

                (a) The Company meets the requirements for use of Form S-3 under the Securities Act, and has prepared, in conformity with the Securities Act, and has filed the Registration Statement on Form S-3 which has become effective for the registration of up to $200,000,000 aggregate issue price of securities including the Securities. The Registration Statement, as declared effective and each amendment thereto declared effective through the date of this Agreement, meets the requirements set forth in Rule 415(a)(1) under the Securities Act and complies in all material respects with such Rule. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission. The Company has filed or will promptly file with the Commission pursuant to Rule 424 under the Securities Act a supplement to the form of prospectus included in such registration statement related to the Securities and the plan of distribution of the Securities. Copies of the Registration Statement, including any amendments thereto, each related preliminary prospectus (meeting the requirements of the Securities) contained therein, the exhibits, financial statements and schedules have heretofore been delivered by the Company to you;

                (b) the Registration Statement has been declared effective by the Commission under the Securities Act; the Commission has not issued, and is not to the best knowledge of the Company threatening to issue, an order preventing or suspending the use of any Preliminary Prospectus or the Prospectus nor instituted proceedings for that purpose; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with



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         the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "TRUST INDENTURE ACT"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                (c) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                (d) the Company has full right and corporate power and authority to enter into this Agreement and the Indenture and to perform the transactions contemplated hereby and thereby. The filing of the Registration Statement and the execution and delivery of this Agreement and the Indenture have been duly authorized by the Board of Directors of the Company. This Agreement and the Indenture each constitute a valid



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         and legally binding obligation of the Company enforceable in accordance with its terms (except to the extent the enforceability of the indemnification, exculpation and contribution provisions of Section 7 hereof may be limited by applicable law, and except as enforceability of this Agreement and the Indenture may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law). The issue and sale of the Securities by the Company and the performance of this Agreement and the Indenture by the Company and the consummation of the transactions herein and therein contemplated will not result in a violation of the Company's articles of incorporation or bylaws or result in a breach or violation of the Company's articles of incorporation or bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiary entities identified on Schedule III hereto (the "SUBSIDIARIES") under, any statute which is applicable to it, or under any indenture, mortgage, deed or trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which they are bound or to which any of the properties or assets of the Company or the Subsidiaries is subject, or any order, rule or regulation applicable to the Company or any of the Subsidiaries of any court or public, regulatory or governmental agency or body having jurisdiction over the Company or the Subsidiaries or their properties, other than any such breach, violation, default, lien, charge or encumbrance, as the case may be, which does not materially adversely affect the business of the Company and the Subsidiaries taken as a whole. No consent, approval, authorization, order, registration or qualification of or with any court or public, regulatory or governmental agency or body is required for the consummation of the transactions herein contemplated, except such as have been obtained under the Securities Act, the Trust Indenture Act and as may be required by the National Association of Securities Dealer, Inc. (the "NASD") or any state securities laws;

                (e) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles




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         applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

                (f) except as described in the Prospectus, neither the Company nor any of the Subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference could reasonably be expected to have a material adverse effect on the business of the Company and the Subsidiaries taken as a whole. Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and the Subsidiaries taken as a whole have not incurred any material liabilities or material obligations, direct or contingent, other than in the ordinary course of business, or entered into any material transactions not in the ordinary course of business, and there has not been any material change in the capital stock or long-term debt of the Company and the Subsidiaries taken as a whole or any material adverse change in the financial condition, net worth, business, management, or results of operations of the Company and the Subsidiaries taken as a whole. The Company and the Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and paid all taxes shown as due thereon, except as are being contested by the Company or the Subsidiaries in good faith. All tax liabilities, including those being contested by the Company or the Subsidiaries, are adequately provided for on the books of the Company and the Subsidiaries except to such extent as would not materially adversely affect the business of the Company and the Subsidiaries taken as a whole. The Company and the Subsidiaries have made all required payroll tax payments and are current and up-to-date as of the date of this Agreement to the extent necessary to avoid a material adverse effect on the business of the Company and the Subsidiaries taken as a whole. The Company and the Subsidiaries have no knowledge of any tax proceeding or action pending or threatened against the Company or the Subsidiaries which could materially adversely affect their business or property taken as a whole;

                (g) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each




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         other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole;

                (h) each of the Company's Subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; and all the outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except in the case of foreign Subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

                (i) this Agreement has been duly authorized, executed and delivered by the Company;

                (j) the Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and upon effectiveness of the Registration Statement will have been duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and binding instrument; and the Securities and the Indenture will conform to the descriptions thereof in the Prospectus in all material respects;

                (k) neither the Company nor any of its Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its Subsidiaries taken as a whole; the issue and sale of the Securities and the performance by the Company of all its




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         obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters;

                (l) the Company and the Subsidiaries have good and marketable title to all real property or interests in real property described in the Prospectus under the caption "Properties" as being owned by it or any of them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially adversely affect the value of such property and interests and do not interfere with the use made and proposed to be made of such property and interests by the Company and the Subsidiaries; the Company and the Subsidiaries have obtained satisfactory confirmation (consisting of policies of title insurance of commitments or binders therefor or opinions of counsel based upon the examination of abstracts) confirming, except as otherwise described in the Prospectus, (A) that the Company and the Subsidiaries have the foregoing title to such real property and interests in real property, and (B) that the instruments securing the Company's and the Subsidiaries' real estate mortgage loans create valid liens upon the real properties described in such instruments enjoying the priorities intended, subject only to exceptions to title which do not materially adversely affect the value of such real properties and interests in relation to the Company and the Subsidiaries considered as one enterprise; and all leases to which the Company or the Subsidiaries is a lessee relating to real property are valid and binding agreements of the Company or the Subsidiaries and no default exists or is continuing thereunder, and the Company or the




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         Subsidiary enjoys peaceful and undisturbed possession under all such leases to which it is a party as lessee;

                (m) the Company has been organized in conformity with the requirements for qualification, and with respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim, assessment or adjustment, has operated and as of the date hereof operates, and as of the Closing Date will operate, in a manner that qualifies the Company as a "real estate investment trust" (a "REIT") under the Internal Revenue Code of 1986, as amended (the "CODE"), and the rules and regulations thereunder, and will continue to operate in such a manner after consummation of the transactions contemplated by the Prospectus and any Preliminary Prospectus;

                (n) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties or to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject which, if determined adversely to the Company or any of its Subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position or results of operations of the Company and its Subsidiaries taken as a whole; and there are no contracts or other documents that are required to be filed as an exhibit to the Registration Statement which are not filed; the contracts and documents to which the Company or any of the Subsidiaries is a party which are so described in the Registration Statement are in full force and effect on the date hereof; and neither the Company nor any of the Subsidiaries nor, to the best knowledge of the Company, any other party is in breach of or default under any of such contracts; provided that this representation shall not apply to defaults which in the aggregate could not materially adversely affect the financial condition or the business of the Company and the Subsidiaries taken as a whole;

                (o) The Company has duly and validly authorized capital stock as described in the Prospectus;

                (p) immediately after any sale of Securities by the Company hereunder, the aggregate amount of Securities which have been issued and sold by the Company hereunder and of any securities of the Company (other than the Securities) that shall have been issued and sold pursuant to




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         the Registration Statement will not exceed the amount of securities registered under the Registration Statement;

                (q) Ernst & Young, LLP who have certified certain financial statements of the Company and its Subsidiaries filed with the Commission as part of the Registration Statement, some of which are included in the Prospectus, are independent public accountants as required by the Securities Act;

                (r) no relationship, direct or indirect, exists between or among the Company or any or its Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

                (s) the Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT");

                (t) the Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba;

                (u) the Company and its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency which has been or to the knowledge of the Company, might reasonably be expected to be asserted or threatened against the Company or any Subsidiary which would have a material adverse effect on the Company and its Subsidiaries.

                (v) each of the Company and its Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its




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         business as conducted as of the date hereof, except such licenses, permits, certificates, consents, orders, approvals, authorizations, declarations and filings, the absence of which, in the aggregate, could not reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, and neither the Company nor any such Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus and except such licenses, permits, certificates, consents, orders, approvals and authorizations, the modification or revocation of which, in the aggregate, could not reasonably be expected to have a material adverse effect on the Company and its Subsidiaries; and each of the Company and its Subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof except for violations which, in the aggregate, could not reasonably be expected to have a material adverse effect on the Company and its Subsidiaries;

                (w) there are no existing or, to the best knowledge of the Company, threatened labor disputes with the employees of the Company or any of its Subsidiaries which are likely to have a material adverse effect on the Company and its Subsidiaries taken as a whole;

                (x) neither the Company nor any of the Subsidiaries is in default with respect to any contract or agreement to which it is a party; provided that this representation shall not apply to defaults which in the aggregate could not materially adversely affect the financial condition or the business of the Company and the Subsidiaries taken as a whole;

                (y) neither the Company, any of the Subsidiaries or, to the best of the Company's knowledge, any lessee or sublessee of any Property or any portion thereof, is in breach or violation of any provision of its certificate of incorporation or bylaws or any laws, ordinances or governmental rules or regulations to which it is subject, including, without limitation, Section 13(b) of the Exchange Act, and neither the Company, any of the Subsidiaries or, to the best of the Company's knowledge, any lessee or sublessee of any Property or any portion thereof, has failed to obtain, maintain or comply with the terms of any of the material licenses, certificates, permits, franchises, easements, consents, or other governmental authorizations necessary to the ownership, leasing and operation of its properties or to the conduct of its business, which breach, violation or failure would materially adversely affect the business, operations, properties, profits or financial condition of the Company and the Subsidiaries taken as a whole;





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                (z)  except as described in the Prospectus, the Company and the
         Subsidiaries own or possess, or can acquire on commercially reasonable terms, such patent licenses, trademarks, service marks, trade names and other intellectual property rights as are materially necessary for the conduct of the businesses now operated by them taken as a whole, and neither the Company nor any of the Subsidiaries has received any notice from any party of any infringement of or conflict with asserted rights of any other party with respect to any patent licenses, trademarks, service marks, trade names or other intellectual property rights which infringements or violations, singly or in the aggregate, if the same were to be the subject of an unfavorable judicial or governmental decision or ruling against the Company or any of the Subsidiaries which is unappealable by the Company or any such Subsidiary, would materially adversely affect the business, operations or financial condition of the Company and the Subsidiaries taken as a whole;

                (aa) except as described in the Prospectus, to the best of the Company's knowledge: (i) there has been no storage, disposal, generation, transportation, handling or treatment of hazardous substances or solid wastes by the Company or any of the Subsidiaries (or to the best knowledge of the Company, any of their predecessors in interest or any lessees or sublessee of any Property or any portion thereof) at, upon or from any of the property now or previously owned or leased by the Company, any of the Subsidiaries or, to the best of the Company's knowledge, any lessee or any sublessee of any Property or any portion thereof, in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action which has not been taken, under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or failure to take remedial action which would not result in, singularly or in the aggregate with all such violations and remedial actions, any material adverse change in the financial condition, results of operations, business or properties of the Company and the Subsidiaries taken as a whole; (ii) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind into such property or into the environment surrounding such property by the Company, any of the Subsidiaries or, to the best of the Company's knowledge, any lessee or any sublessee of any Property or any portion thereof, of any solid waste or hazardous substances, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not result in, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and release, any material adverse change in the financial condition, results of operation, business or properties of the

         Company and the Subsidiaries taken as a whole, and (iii) the Company has complied with the disclosure requirements under the Securities Act and the Exchange Act with respect to environmental matters. For the purposes of this paragraph, the term "hazardous substances" and "solid wastes" shall have the meanings specified in any applicable local, state and federal laws or regulations with respect to environmental protection;

                (bb) with respect to the properties described in the Prospectus or reflected in the Company's consolidated financial statements included or incorporated by reference therein, the Company and the Subsidiaries (i) are in compliance with any and all applicable foreign, Federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have obtained all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any permit, license, approval, except where such noncompliance or failure to obtain or comply with the terms and conditions of such Environmental Laws, permits, licenses or approvals are otherwise disclosed in the Prospectus or would not, singly, or in the aggregate, have a material adverse effect on the condition (financial or other), business affairs or prospects, earnings, net worth or results of operations of the Company and the Subsidiaries taken as a whole;

                (cc) the Company and each of the Subsidiaries maintain insurance of the types and in the amounts customarily maintained by REITs engaged in activities similar to those of the Company, all of which insurance is in full force and effect.

           5. The Company covenants and agrees with each of the several Under writers as follows:

                (a) to file the Prospectus in a form approved by you pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities or, if applicable, such earlier time as may be required by Rule 424(b);

                (b) to furnish to each Representative and counsel for the Underwriters, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in Section 5(e) below, to furnish each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request;

                (c) from the date hereof and prior to the Closing Date, to furnish to you a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for your review, and not to file any such proposed amendment or supplement to which you reasonably object;

                (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise you promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

                (e) if, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

                (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as you may designate; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction;

                (g) to make generally available to its security holders and to you as soon as practicable but not later than 15 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act) an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement;

                (h) so long as the Securities are outstanding, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

                (i) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities;

                (j) to use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and their disbursements), (iv) in connection with the listing of the Securities on any stock exchange, (v) related to any filing with National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) payable to rating agencies in connection with the rating of the Securities, and (viii) the cost and charges of any transfer agent. It is understood, however, that except as provided in this Section and in Sections 7 and 10, the Underwriters shall pay all their own costs and expenses, including the fees of their own counsel, stock transfer taxes due upon resale of any of the Securities by them and any advertising expenses incurred in connection with any offers they may make.

         6. The several obligations of the Underwriters hereunder shall be subject to the following conditions:

                (a) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied in all material respects with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                (b) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or to the Company's knowledge threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your satisfaction;

                (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                (d) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus; and neither the Company nor any of its Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

                (e) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to you to the effect set forth in Sections 6(a), 6(b) and 6(c) (with respect to the respective representations, warranties, agreements and conditions of the Company) and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement.

                (f) On the Closing Date you shall have received the opinion of Argue Pearson Harbison & Myers, LLP, counsel for the Company addressed to you and dated the Closing Date, in form and substance satisfactory to you, to the effect that:

                       (i) the Company has been duly incorporated and is validly
                existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                      (ii) the Company has been duly qualified as a foreign
                corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole;

                     (iii) each of the Company's Subsidiaries has been duly
                incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; and based solely on our review of the articles or certificate of incorporation, bylaws, corporate minutes and such other documents of the Subsidiaries all of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except in the case of foreign Subsidiaries, for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                      (iv) the Company's authorized capital stock is as set
                forth under the heading "Capitalization" in the Prospectus;

                       (v) such counsel has been advised by the staff of the
                Commission that the Registration Statement has become effective under the Securities Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities

                Act has been made in the manner and within the time period required by such Rule 424(b);

                      (vi) the Registration Statement and the Prospectus, and
                each amendment or supplement thereto, as of their respective effective or issue dates, comply as to form in all material respects with the requirements of Form S-3 under the Securities Act (except that such counsel need express no opinion or belief as to numerical, financial and statistical data, financial statements and notes and related schedules thereto). With respect to the documents incorporated by reference in the Prospectus, although such counsel may not have represented the Company at the time such documents were prepared and filed with the Commission and did not review or examine such documents prior to the time such documents were filed with the Commission, such counsel has no reason to believe, without any independent investigation or inquiry on the part of such counsel whatsoever, that on the date such documents were filed with the Commission, such documents did not comply as to form in all material respects with applicable requirements of the Exchange Act (except that such counsel need express no opinion or belief as to numerical financial and statistical data, financial statements and notes and related schedules thereto);

                     (vii) the descriptions in the Registration Statement and
                Prospectus of contracts and other documents filed as exhibits to the Registration Statement are accurate in all material respects;

                    (viii) the Indenture has been duly qualified under the Trust
                Indenture Act; to the best knowledge of such counsel, no authorization, approval, consent, order, registration or qualification of or with any court or public, regulatory or governmental body, authority or agency is required with respect to the Company in connection with the transactions contemplated by this Agreement or the Indenture, except such as may be required under the Securities Act, the Exchange Act or the Trust Indenture Act or by the NASD or under state laws in connection with the purchase and distribution of the Securities by the Underwriters;

                      (ix) the Company has the corporate power and authority to
                enter into this Agreement and to sell and deliver the Securities to be sold by it to the several Underwriters. The filing of the Registration Statement with the Commission has been duly authorized by the Board of Directors of the Company. This Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms (except to the extent the enforceability of the indemnification, exculpation and contribution provisions of Section 7 hereof may be limited by applicable law and except as enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law). The making and performance of this Agreement and the Indenture by the Company and the consummation of the transactions herein and therein contemplated will not result in a violation of the Company's certificate of incorporation or bylaws or to the best knowledge of such counsel result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of the Subsidiaries under, any applicable federal or state statute, or under any indenture, mortgage, deed of trust, note, loan agreement, lease, franchise, license, permit or any other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which they are bound or to which any of the properties or assets of the Company or the Subsidiaries are subject, or any order, rule or regulation known to such counsel of any court or public, regulatory or governmental agency, authority or body having jurisdiction over the Company or any of the Subsidiaries or their properties, except, in the case of any such violation, breach, default, creation or imposition, to such extent as does not materially adversely affect the business of the Company and the Subsidiaries taken as a whole;

                       (x) to the best knowledge of such counsel, (A) there are
                no (individually or in the aggregate) legal, governmental or regulatory proceedings pending or threatened to which the Company or any of the Subsidiaries is a party or of which the business or properties of the Company or any of the Subsidiaries is the subject which would have a material adverse effect on the business or property of the Company and the Subsidiaries taken as a whole or on the ability of the Company to consummate the transactions contemplated herein, and which are not disclosed in the Registration Statement and Prospectus; (B) there are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described therein or filed as required; (C) neither the Company nor any of the Subsidiaries is a party or subject to the provisions of any injunction, judgment, decree or order of any court or any public, regulatory or governmental agency, authority or body which would have a material adverse effect on the business or property of the Company and the Subsidiaries taken as a whole or on the ability of the Company to consummate the transactions contemplated herein; and (D) there are no applicable Federal or state statutes, orders, rules or regulations required to be described in the Registration Statement or Prospectus under the Act or the Exchange Act which are not described therein as required;

                      (xi) the Company has qualified to be taxed as a real
                estate investment trust pursuant to Sections 856-860 of the Code for each of the taxable years ended December 31, 1993 through December 31, 1997, and the Company's current anticipated investments and its current plan of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code; actual qualification of the Company as a REIT, however, will depend upon the Company's continued ability to meet, and its meting, through actual annual operating results and distributions, the various tests imposed under the Code;

                     (xii) no consent, approval, authorization, order, license, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter;

                    (xiii) such counsel (A) is of the opinion that the
                Registration Statement and the Prospectus and any amendments and supplements thereto (except for the financial statements included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and (B) believes that (except for the financial statements included therein as to which such counsel need express no belief) the Registration Statement and the Prospectus, on the date of this Agreement, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                     (xiv) such counsel is of the opinion ascribed to it in the
                Prospectus under the caption "Certain Federal Income Tax Considerations";

                      (xv) to the best knowledge of such counsel, each of the
                Company and its Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and to the best knowledge of such counsel, neither the Company nor any such Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus except in the case of any such license, permit, certificate, consent, order, approval or other authorization, the loss of which or failure to maintain would not have a material adverse effect on the Company or its Subsidiaries taken as a whole; and to the best knowledge of such counsel, each of the Company and its Subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus; and

                     (xvi) the Company is not and, after giving effect to the
                offering and sale of the Securities, will not be an "investment company" or entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act.

                Such counsel shall confirm that during the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants for the Company and representatives of the Underwriters, at which time the contents of the Registration Statement and Prospectus and related matters were discussed and although such counsel is not opining with respect to and does not assume any responsibility for the accuracy, truthfulness, completeness or fairness of the statements contained in the Registration Statement or Prospectus, such counsel confirms that no facts have come to their attention which have caused them to believe that either (i) the Prospectus or any supplement thereto as of its date (other than numerical, financial or statistical data, the financial statements and notes or any related schedules thereto, as to which such counsel need express no opinion or belief) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) the Registration Statement or any amendment thereto at the time it became effective (other than numerical, financial or statistical data, the financial statements and notes or any related schedules thereto, as to which such counsel need express no opinion or belief) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         In rendering the foregoing opinion, such counsel may expressly state that it is qualified to render an opinion only as to matters involving the Federal laws of the United States, the laws of the State of California and may rely as to Maryland law on the opinion of Venable, Baetjer and Howard, LLP which opinion must be reasonably satisfactory to the Representatives and to Davis Polk & Wardwell, counsel for the Underwriters, and as to all matters of fact upon, among other things, certificates and written statements of officers of the Company and government officials and the representations and warranties of the Company contained herein; provided that such counsel shall state that nothing has come to the attention of such counsel that would reasonably cause such counsel to believe that they and the Underwriters are not justified in relying upon such certificates, statements, representations and warranties.

                The opinion of Argue Pearson Harbison & Myers, LLP described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                (g) On the Closing Date you shall have received the opinion of Willkie Farr & Gallagher, counsel for the Company addressed to you and dated the Closing Date, in form and substance satisfactory to you, to the effect that:

                        (i) the Indenture has been duly authorized, executed and
                delivered by the Company and constitutes a valid and binding instrument of the Company enforceable in accordance with its terms, except that the enforceability thereof may be limited by or subject to (a) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws now or hereafter existing which effect the rights and remedies of creditors generally, and (b) equitable principles of general applicability; and the Indenture has been duly qualified under the Trust Indenture Act. The Indenture conforms in all material respects to the descriptions thereof contained in the Prospectus;

                      (ii) the Securities have been duly authorized, executed
                and delivered by the Company and, when duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture and the Securities will be enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited to bankruptcy, insolvency, reorganization, fraudulent, conveyance, moratorium and other laws affecting creditors' rights generally and by general principals of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. The terms of the Securities conform in all material respects to all statements and descriptions related thereto in the Prospectus;

                     (iii) The statements in the Prospectus under "Description
                of the Notes" and "Underwriting" insofar as such statements describe matters of law or legal conclusions, have been reviewed by such counsel and are correct in all material respects.

         In rendering the foregoing opinion, such counsel may expressly state that it is qualified to render an opinion only as to matters involving the Federal laws of the United States, the laws of the State of New York and may rely as to Maryland law on the opinion of Venable, Baetjer and Howard, LLP which opinion must be reasonably satisfactory to the Representatives and to Davis Polk & Wardwell, counsel for the Underwriters, and as to all matters of fact upon, among other things, certificates and written statements of officers of the Company and government officials and the representations and warranties of the Company contained herein; provided that such counsel shall state that nothing has come to the attention of such counsel that would reasonably cause such counsel to believe that they and the Underwriters are not justified in relying upon such certificates, statements, representations and warranties.

               (h) on the date hereof and on the Closing Date, Ernst & Young LLP shall have furnished to you letters, dated such date, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

               (i) you shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; and

               (j) on or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are reasonably satisfactory to the Representatives and to Davis Polk & Wardwell, counsel for the Underwriters.

           7. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; provided, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements hereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "INDEMNIFIED PERSON") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by the first of the named Representatives on Schedule I hereto and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

         If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 7 are several in proportion to the respective principal amount of the Securities set forth opposite their names in Schedule I hereto, and not joint.

         The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law of in equity.

         The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Designated Securities.

           8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) there shall have occurred, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, properties, management or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (iii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market,
(iv) a
general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (v) there has occurred any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act), (vi) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Designated Securities on the terms and in the manner contemplated in the Prospectus.

           9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of Securities.

          11. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          12. Any action by the Underwriters hereunder may be taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone on behalf of the Underwriters, and any such action taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at the address set forth in Schedule II hereto. Notices to the Company shall be given to it at Omega Healthcare Investors, Inc., 905 West Eisenhower Circle, Suite 110, Ann Arbor, MI 48103,
Attention: President, facsimile number (734) 996-0020.

          13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

          14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                            Very truly yours,

                                            OMEGA HEALTHCARE INVESTORS,
                                               INC.



                                            By:/s/ DAVID A. STOVER
                                               --------------------------------
                                               Name:    David A. Stover
                                               Title:   Vice President

Accepted: June 5, 1998

JP Morgan Securities Inc.
Donaldson, Lufkin & Jenrette
      Securities Corporation

Acting severally on behalf of themselves and the several Underwriters listed in Schedule II hereto.

By:  JP Morgan Securities Inc.



By: /s/ ROBERT POST
    -------------------------------
    Name:    Robert Post
    Title:   Managing Director

                                                                      SCHEDULE I



Representatives:                      J.P. Morgan Securities Inc. and Donaldson,
                                      Lufkin & Jenrette Securities Corporation.
                                      ------------------------------------------
Underwriting Agreement dated:         June 5, 1998
                                      ------------------------------------------
Registration Statement No.:           333-34763
                                      ------------------------------------------
Title of Securities:                  6.95% Notes due 2002
                                      ------------------------------------------
Aggregate principal amount:           $125,000,000
                                      ------------------------------------------
Price to Public:                      99.688% of the principal amount of the
                                      Securities, plus accrued interest, if any,
                                      from to the Closing Date.
Indenture:                            Indenture dated as of August 27, 1997
                                      between the Company and NBD Bank as
                                      Trustee, as supplemented by the
                                      Supplemental Indenture dated as of June 1,
                                      2002.
Stated Maturity Date:                 June 15, 2002
                                      ------------------------------------------
Interest Rate:                        6.95%
                                      ------------------------------------------
Interest Payment Dates:               June 15 and December 15
                                      ------------------------------------------
Redemption:                           The Notes are not redeemable prior to
                                      maturity.
                                      ------------------------------------------
Other Provisions:                     As set forth in the Prospectus.
                                      ------------------------------------------
Closing Date and Time of Delivery:    The Closing will be held at 9:00 a.m.
                                      (E.S.T.) on June 10, 1998, with the
                                      Securities being delivered through the
                                      book-entry facilities of the Depository
                                      Trust Company ("DTC") and made
                                      available for checking by DTC and the
                                      Trustee at least 24 hours prior to the
                                      Closing Date.
                                      ------------------------------------------
Closing Location:                     Willkie Farr & Gallagher
                                      787 7th Avenue
                                      New York, NY 10019
                                      ------------------------------------------

Address for Notices to Underwriters:  J.P. Morgan & Co. Inc.
                                      60 Wall Street
                                      New York, NY 10260
                                      ------------------------------------------

                                                                     SCHEDULE II




                                                                PRINCIPAL AMOUNT
                                                                 OF SECURITIES
                            UNDERWIRTER                            PURCHASED
                            -----------                         ----------------
J.P. Morgan Securities Inc.............................             93,750,000

Donaldson, Lufkin & Jenrette
         Securities Corporation........................             31,250,000

         Total.........................................           $125,000,000

                                                                    SCHEDULE III

                                      LIST OF SUBSIDIARIES

                                Omega Healthcare Investors, Inc.


NAMES                                             JURISDICTION OF INCORPORATION
-----                                             -----------------------------
Bayside Street, Inc.                              Maryland
OHI (Kansas), Inc.                                Kansas
OHI (Illinois), Inc.                              Illinois
OHI (Florida), Inc.                               Florida
OHI (Clemmons), Inc.                              North Carolina
OHI (Greensboro), Inc.                            North Carolina
Sterling Acquisition Corp.                        Kentucky
Sterling Acquisition Corp. II                     Kentucky
OS Leasing                                        Kentucky
Delta Investors I, L.L.C.                         Maryland
Delta Investors II, L.L.C.                        Maryland
Jefferson Clark, Inc.                             Maryland






                                      2